Supplement, dated October 3, 1996, to the prospectus, dated February 1, 1996, of
                   Seligman New Jersey Tax-Exempt Fund, Inc.,
                  Seligman Pennsylvania Tax-Exempt Fund Series,
                      Seligman Tax-Exempt Fund Series, Inc.
             and Seligman Tax-Exempt Series Trust (each, a "Fund")


             THIS SUPPLEMENT SUPERSEDES AND REPLACES THE PROSPECTUS
                         SUPPLEMENT DATED JULY 30, 1996.

         At a Joint Special Meeting of Shareholders held on September 30, 1996, the shareholders of each Fund (or where applicable, each series of a Fund) approved a change in a fundamental policy such that, under normal market conditions, each Fund or Series would invest atleast 80% of its net assets in debt securities the interest on which is exempt from regular federal income tax, and an elimination of a corresponding investment restriction of each such Fund or Series to permit the investment of any portion of its net assets in tax-exempt securities subject to the federal alternative minimum tax ("AMT").

         In connection with shareholder approval of the foregoing, the Board of Directors/Trustees of each Fund has also approved a change in name for each Fund and Series that would replace the words "tax-exempt" with "municipal" in order to comply with the position of the staff of the Securities and Exchange Commission that a fund which invests more than 20% of its assets in tax-exempt securities subject to AMT may not contain the words "tax-exempt" in its name.


TXALLS-10/96